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Exhibit 10.30

AMENDMENT NO. 1
TO THE CREDIT AGREEMENT

        AMENDMENT NO. 1 dated as of December 5, 2003 (this "Amendment No. 1") to the Credit Agreement (as defined below) among KINETIC CONCEPTS, INC., as borrower (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the "Administrative Agent"). Capitalized terms defined in the Credit Agreement (as defined below) and not otherwise defined herein are being used herein as therein defined.

        PRELIMINARY STATEMENTS:

        (1)   The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 11, 2003 (the "Credit Agreement") among the Borrower, the Lenders party thereto, the Administrative Agent, Morgan Stanley & Co. Incorporated, as collateral agent for the Lenders thereunder, Credit Suisse First Boston, as syndication agent for the Lenders thereunder, Wells Fargo Bank, National Association, as issuing bank for the Lenders thereunder and JPMorgan Chase Bank, Wells Fargo Bank, National Association and The Bank of Nova Scotia, as documentation agents for the Lenders thereunder.

        (2)   The Borrower has requested that the Credit Agreement be amended on the terms set forth below; and

        (3)   The undersigned Lenders and Administrative Agent are willing to so amend the Credit Agreement on the terms and conditions of this Amendment No. 1;

        NOW, THEREFORE, it is hereby agreed as follows:

        SECTION 1. Amendments. The Credit Agreement is, effective as of the Amendment Effective Date (as hereinafter defined), amended as follows:

          (a)   Section 1.1 of the Credit Agreement is amended by adding the following definition thereto to appear in proper alphabetical order:

          "Available Proceeds": at a particular time, the sum of (i) the net after Tax proceeds received pursuant to that certain Settlement Agreement, dated as of December 31, 2002, by and between the Company, certain of its subsidiaries and shareholders, and Hillenbrand Industries, Inc., certain of its subsidiaries and shareholders and (ii) cash strike payments from the exercise of options and the estimated tax benefit to the Company from the Transactions, including the exercise or repurchase of stock options in connection therewith less the aggregate amount of such proceeds applied by the Borrower prior to such time to the purchase or redemption of the Senior Subordinated Notes in accordance with the provisions of Section 8.10(a) less the aggregate amount of such proceeds applied by the Borrower prior to such time to the consummation of a Permitted Post Closing Redemptions.

          (b)   The definition of "Permitted Post Closing Redemptions" contained in Section 1.1 of the Credit Agreement is amended in its entirety and replaced by the following:

          "Permitted Post Closing Redemptions': any repurchases or redemptions of the Company's Capital Stock with: (i) the Available Proceeds at the time of such repurchase or redemption or (ii) the cash proceeds from the issuance of the Convertible Preferred; provided, however, in the case of clause (i), such repurchases or redemptions must be completed prior to June 30, 2004, and in the case of clause (ii), such repurchases or redemptions must be completed prior to October 31, 2003."

          (c)   Section 8.9 of the Credit Agreement is amended by adding the word "other" immediately before the word "Person" in line four of the lead in paragraph thereof.

          (d)   Section 8.10(a) of the Credit Agreement is amended in its entirety and replaced by the following:

          "(a) Make any optional payment or prepayment on or redemption, purchase or defeasance of any Senior Subordinated Notes (other than any refinancing thereof with the Net Cash Proceeds of any Subordinated Debt permitted under subsection 8.2(j)(ii)) or any other Subordinated Debt (other than the Existing Subordinated Notes); provided, that the Company may make any optional payment or prepayment on, or redeem, purchase, defease or otherwise acquire any Senior Subordinated Notes or other Subordinated Debt (i) with the Available Proceeds at the time of such payment, prepayment, redemption, purchase, defeasance or acquisition or (ii) (x) so long as the Leverage Ratio, on a pro forma basis giving effect to such payment, prepayment, redemption, purchase, defeasance or other acquisition, is less than 2.25:1, (y) such payment, prepayment, redemption, purchase, defeasance or other acquisition is not in an amount greater than 105% of the principal amount of such Senior Subordinated Notes or other Subordinated Debt being paid, prepaid, redeemed, purchased, defeased or otherwise acquired and (z) no Event of Default has occurred and is continuing or would result therefrom,"

        SECTION 2. Effectiveness. This Amendment No. 1 shall become effective as of the date first above written (the "Amendment Effective Date") upon the receipt by the Administrative Agent of the following: (a) counterparts of this Amendment No. 1 executed by the Borrower and the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 1) and acknowledged by the Administrative Agent, (b) counterparts of the Consent appended hereto, executed by each Loan Party (other than the Borrower) and (c) payment for all fees, costs and expenses of the Administrative Agent and the Lenders which have been invoiced to the Borrower and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 4 below) as of the date of the Borrower's execution hereof.

        SECTION 3. Consent. The Lenders hereby consent and acknowledge that any Senior Subordinated Note that is redeemed, purchased, defeased or otherwise acquired pursuant to Section 8.10 of the Credit Agreement does not have to be pledged under the Guarantee and Collateral Agreement and may be retired or cancelled.

        SECTION 4. Effect on Loan Documents. On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1. Except as specifically amended above, the Credit Agreement and each other Loan Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 5. Payment of Fees. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Agents and Agent-Related Persons in connection with the preparation, execution and delivery of this Amendment No. 1, including, without limitation, the reasonable fees and expenses of one outside counsel to the Agents (including the reasonable allocated fees and expenses of in-house counsel) in accordance with the terms of Section 11.5 of the Credit Agreement.

        SECTION 6. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

        SECTION 7. Governing Law. This Amendment No. 1 and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the undersigned have each caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

KINETIC CONCEPTS, INC.
By:	/s/ DENNERT O. WARE Name: Dennert O. Ware Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Joint Lead Arranger, Joint Book Manager and Lender
By:	/s/ EUGENE F. MARTIN Name: Eugene F. Martin Title: Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent
By:	/s/ EUGENE F. MARTIN Name: Eugene F. Martin Title: Managing Director

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as Syndication Agent, Joint Lead Arranger, Joint Book Manager and Lender
By:	/s/ SOVONNA DAY-GOINS Name: SOVONNA DAY-GOINS Title: VICE PRESIDENT
By:	/s/ S. WILLIAM FOX Name: S. WILLIAM FOX Title: DIRECTOR

JPMORGAN CHASE BANK, as Documentation Agent and Lender
By:	/s/ H. DAVID JONES Name: H. DAVID JONES Title: VICE PRESIDENT

THE BANK OF NOVA SCOTIA, as Documentation Agent and Lender
By:	/s/ CAROLYN A. CALLOWAY Name: Carolyn A. Calloway Title: Managing Director

BANK ONE, NA, as Lender
By:	/s/ CLAY D. JETT Name: Clay D. Jett Title: First Vice President

ERSTE BANK, NEW YORK, as Lender
By:	/s/ PAUL JUDICKE Name: Paul Judicke Title: Vice President
By:	/s/ BRYAN J. LYNCH Name: BRYAN J. LYNCH Title: FIRST VICE PRESIDENT

FLEET NATIONAL BANK, as Lender
By:	/s/ DAVID G. WENGER Name: David G. Wenger Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/ STEVE WARNER Name: Steve Warner Title: Duly Authorized Signatory

NATIONAL CITY BANK, as Lender
By:	/s/ JENNIFER R. HAMMARLUND Name: JENNIFER R. HAMMARLUND Title: VICE PRESIDENT

Addison CDO, Limited, as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

APEX (IDM) CDO I, LTD.
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
TRYON CLO LTD. 2000-I, as Lender
By: David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

APEX (Trimaran) CDO I, LTD., as Lender By Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON Name: David M. Millison Title: Managing Director

[Print Name of Financial Institution], as Lender
Ares IV CLO Ltd.
By:	Ares CLO Management IV, L.P., Investment Manager
By:	Ares CLO GP IV, LLC, Its Managing Member
By:	/s/ JEFF MOORE Name: JEFF MOORE Title: VICE PRESIDENT
Ares V CLO Ltd.
By:	ARES CLO Management V, LP, Investment Manager
By:	ARES CLO GP V, LLC, Its Managing Member
By:	/s/ JEFF MOORE Name: JEFF MOORE Title: VICE PRESIDENT
Ares VI CLO Ltd.
By:	Ares CLO Management VI, L.P. Investment Manager
By:	Ares CLO GP VI, LLC Its Managing Member
By:	/s/ JEFF MOORE Name: JEFF MOORE Title: VICE PRESIDENT
Ares VII CLO Ltd.
By:	Ares CLO Management VII, L.P., Investment Manager
By:	Ares CLO GP VII, LLC, Its General Partner
By:	/s/ JEFF MOORE Name: JEFF MOORE Title: VICE PRESIDENT

Athena CDO, Limited, as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

Atrium CDO, as Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory

AURUM CLO 2002-I LTD.
By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated), As Investment Manager
as Lender
By:	/s/ JAMES R. FELLOWS Name: James R. Fellows Title: Sr. Vice President & Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender , as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

BABSON CLO LTD. 2003-I, as Lender
By: David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

BALLYROCK CDO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager
By:	/s/ LISA RYMUT Name: Lisa Rymut Title: Assistant Treasurer

BALLYROCK CLO II Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager
By:	/s/ LISA RYMUT Name: Lisa Rymut Title: Assistant Treasurer

Bedford CDO, Limited, as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

BILL & MELINDA GATES FOUNDATION, as Lender
By: David L. Babson & Company Inc., as Investment Adviser
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW Name: Dale Burrow Title: Senior Vice President

CAPTIVA IV Finance Ltd., as Lender as advised by Pacific Investment Management Company LLC
By:	/s/ DAVID DYER David Dyer Director

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I—INGOTS, Ltd., as Term Lender , as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II—INGOTS, Ltd., as Term Lender , as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

Catalina CDO Ltd., as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

CITICORP INSURANCE AND INVESTMENT TRUST, as Lender
By TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
By:	/s/ MATTHEW J. MCINERNY Name: MATTHEW J. MCINERNY Title: INVESTMENT OFFICER

Clydesdale CLO 2001-I, Ltd., as Lender
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER	By:	/s/ ELIZABETH MACLEAN Name: Elizabeth MacLean Title: Director

Clydesdale CLO 2003 Ltd., as Lender
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., AS AGENT	By:	/s/ ELIZABETH MACLEAN Name: Elizabeth MacLean Title: Director

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY (f/k/a Stein Roe Floating Rate Limited Liability Company)
By: Columbia Management Advisors, Inc. As Advisor
as Lender
By:	/s/ JAMES R. FELLOWS Name: James R. Fellows Title. Sr. Vice President & Portfolio Manager

Continental Assurance Company on behalf of its Separate Account (E), as Lender
By:	/s/ MARILOU R. MCGIRR Name: Marilou R. McGirr Title: Vice President and Assistant Treasurer

COSTANTINUS EATON VANCE CDO V, LTD.
BY:	EATON VANCE MANAGEMENT, as Lender AS INVESTMENT ADVISOR
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

Credit Lyonnais New York Branch
By:	/s/ CHARLES HEIDSIECK Charles Heidsieck Senior Vice President

CSAM Funding I, as Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory

CSAM Funding III, as Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory

CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RR CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By: CYPRESSTREE STRATEGIC DEBT MANAGEMENT CO., INC. as Investment Adviser
SECTION 8.	By:	/s/ RICARDO CARDONA Name: Ricardo Cardona Title: Investment Analyst

EATON VANCE CDO III, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

EATON VANCE CDO IV, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

EATON VANCE CDO VI, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer

First SunAmerica Life Insurance Company
By: AIG Global Investment Corp., Its Investment Advisor, as Lender
By:	/s/ W. JEFFREY BAXTER Name: W. Jeffrey Baxter Title: Vice President
Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Its Investment Advisor, as Lender
By:	/s/ W. JEFFREY BAXTER Name: W. Jeffrey Baxter Title: Vice President
Galaxy CLO 1999-1, Ltd.
By: AIG Global Investment Corp., As Collateral Manager, as Lender
By:	/s/ W. JEFFREY BAXTER Name: W. Jeffrey Baxter Title: Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as Lender
By:	Four Corners Capital Management LLC, As Collateral Manager
By:	/s/ IAN CUDLIPP Name: IAN CUDLIPP Title: Vice President

FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW Name: Dale Burrow Title: Senior Vice President

GoldenTree Loan Opportunities I, Limited
By: GoldenTree Asset Management, LP, as Lender
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager

GoldenTree Loan Opportunities II, Limited
By:	GoldenTree Asset Management, LP, as Lender
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

HARBOUR TOWN FUNDING LLC, as Lender
By:	/s/ ANN E. MORRIS Name: ANN E. MORRIS Title: ASST VICE PRESIDENT

Hewett's Island CDO, Ltd.
	By:	CypressTree Investment Management Company, Inc. as Portfolio Manager.
SECTION 9.	By:	/s/ RICARDO CARDONA Name: Ricardo Cardona Title: Investment Analyst

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Indosuez Capital as Collateral Manager
By:	/s/ CHARLES KOBAYASHI Name: Charles Kobayashi Title: Principal and Portfolio Manager

Jissekikun Funding, Ltd., as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

KZH RIVERSIDE LLC, as a Lender
By:	/s/ HI HUA Name: HI HUA Title: AUTHORIZED AGENT

KZH SOLEIL LLC, as a Lender
By:	/s/ HI HUA Name: HI HUA Title: AUTHORIZED AGENT

KZH SOLEIL-2 LLC
By:	/s/ HI HUA Name: HI HUA Title: AUTHORIZED AGENT

LCM I LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC, As Collateral Manager, as Lender
By:	/s/ FARBOUD TAVANGAR Name: Farboud Tavangar Title: Senior Portfolio Manager

MAPLEWOOD CAYMAN LIMITED, as Lender
By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Lender
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

Morgan Stanley Prime Income Trust, as Lender
By:	/s/ ELIZABETH BODISCH Name: Elizabeth Bodisch Title: Authorized Signatory

MUIRFIELD TRADING LLC, as Lender
By:	/s/ DIANA M. HIMES Name: DIANA M. HIMES Title: ASSISTANT VICE PRESIDENT

Nomura Bond & Loan Fund, as Lender
By:	UFJ Trust Bank Limited as Trustee
By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact
By:	/s/ ELIZABETH MACLEAN Name: Elizabeth MacLean Title: Director

OLYMPIC FUNDING TRUST, SERIES 1999-1, as Lender
By:	/s/ DIANA M. HIMES Name: DIANA M. HIMES Title: AUTHORIZED AGENT

Pacifica CDOII, Ltd as Lender
By	Alcentra Inc. as its Investment Manager
By:	/s/ DEAN KAWAI Name: Dean Kawai Title: Senior Vice President

PIMCO Floating Rate Income Fund, as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

PPM SHADOW CREEK FUNDING LLC, as Lender
By:	/s/ ANN E. MORRIS Name: ANN E. MORRIS Title: ASST VICE PRESIDENT

PPM SPYGLASS FUNDING TRUST, as Lender
By:	/s/ ANN E. MORRIS Name: ANN E. MORRIS Title: AUTHORIZED AGENT

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender , as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender , as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

RIVIERA FUNDING LLC, as Lender
By:	/s/ DIANA M. HIMES Name: DIANA M. HIMES Title: ASSISTANT VICE PRESIDENT

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW Name: Dale Burrow Title: Senior Vice President

San Joaquin CDO I Limited, as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

Sankaty High Yield Partners III, L.P., as Lender
By:	/s/ TIMOTHY BARNS Name: TIMOTHY BARNS Title: SENIOR VICE PRESIDENT

SEMINOLE FUNDING LLC, as Lender
By:	/s/ DIANA M. HIMES Name: DIANA M. HIMES Title: ASSISTANT VICE PRESIDENT

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

SEQUILS—Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DALE BURROW Name: Dale Burrow Title: Senior Vice President

SEQUILS-MAGNUM, LTD., as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

SIMSBURY CLO, LIMITED, as Lender
By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

STANWICH LOAN FUNDING LLC, as Lender
By:	/s/ DIANA M. HIMES Name: DIANA M. HIMES Title: ASSISTANT VICE PRESIDENT

SUFFIELD CLO, LIMITED, as Lender
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGING Name: Adrienne Musging Title: Managing Director

TOLLI & CO.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ PAYSON F. SWAFFIELD Name: Payson F. Swaffield Title: Vice President

THE TRAVELERS INSURANCE COMPANY, as Lender
By:	/s/ MATTHEW J. MCINERNY Name: MATTHEW J. MCINERNY Title: INVESTMENT OFFICER

Tuscany CDO, Limited by PPM America, Inc. as Collateral Manager, as Lender
By:	/s/ DAVID C. WAGNER Name: David C. Wagner Title: Managing Director

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Investment Advisory Corp., as Lender
By:	/s/ BRAD LANGS Name: BRAD LANGS Title: EXECUTIVE DIRECTOR

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Investment Advisory Corp., as Lender
By:	/s/ BRAD LANGS Name: BRAD LANGS Title: EXECUTIVE DIRECTOR

Waveland—INGOTS, LTD., as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

Whitney Private Debt Fund, L.P., as Lender
By:	/s/ KEVIN J. CURLEY Name: Kevin J. Curley Title: Authorized Signatory

Wrigley CDO, Ltd., as Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor
	By:	/s/ MOHAN V. PHANSALKAR Mohan V. Phansalkar Executive Vice President

CONSENT

Dated as of December 5, 2003

        Each of the undersigned as a Loan Party in respect of the Credit Agreement dated as of August 11, 2003 (the "Credit Agreement") among Kinetic Concepts, Inc., the lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent, hereby consents to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) each of the Security Documents (as defined in the Credit Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, each reference in each of the Security Agreement to the Credit Agreement, "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by the said Amendment and (ii) each Security Document and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligation (as defined therein).

KCI USA, INC. KCI HOLDING COMPANY, INC. KCI LICENSING, INC. KCI INTERNATIONAL, INC. KCI REAL HOLDINGS, L.L.C. KCI USA REAL HOLDINGS, L.L.C.
By:	/s/ DENNERT O. WARE Name: Dennert O. Ware Title:
MEDCLAIM, INC.
By:	/s/ DENNERT O. WARE Name: Dennert O. Ware Title:
KCI PROPERTIES LIMITED KCI REAL PROPERTY LIMITED By: KCI USA Real Holdings, L.L.C., its General Partner
By:	/s/ DENNERT O. WARE Name: Dennert O. Ware Title:

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  Exhibit 10.30
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT
CONSENT